PHOENIX-ZWEIG TRUST

                       Supplement dated January 1, 2000 to
        Prospectus dated May 1, 1999, as supplemented August 20, 1999 and
                                September 2, 1999


PORTFOLIO MANAGEMENT

Effective January 1, 2000, the section "Portfolio Management" on page 37 of the current prospectus is replaced in its entirety with the following:

         Investment and trading decisions for the funds are made by a team of investment professionals. Dr. Martin E. Zweig, President of Zweig Consulting, and a team of analysts determine the overall asset allocation strategy for each of the funds, except the Government Cash Fund. Carlton Neel and his team of portfolio managers are primarily responsible for the day-to-day investment decisions related to the funds.

         Carlton Neel has served as the senior portfolio manager for the Strategy Fund, Appreciation Fund and Growth & Income Fund since January 1, 2000, for Managed Assets and the Government Fund since July 5, 1995, and for the Foreign Equity Fund since its inception. Mr. Neel is First Vice President of the Trust and of Zweig/Glaser Advisers LLC. Mr. Neel received a dual B.A. in Economics and Political Science from Brown University. Prior to joining the Zweig Companies, he was a Vice President with J.P. Morgan & Co., Inc.

         Beth Abraham has served as portfolio manager for the Government Cash Fund and as an Assistant Vice President of the Trust since 1995. Ms. Abraham's experience includes consulting to the mutual fund industry and acting as a Senior Compliance Examiner in the New York Regional Office of the Securities and Exchange Commission.


PHOENIX-ZWEIG STRATEGY FUND

The following hereby replaces the first bullet point under "Principal Investment Strategies" on page 32 of the current prospectus:

         [arrow] The fund will invest in stocks. Up to 200 stocks will be selected from among approximately 750 domestic stocks that the portfolio manager considers to be comparable in market capitalization and liquidity to the stocks in the Standard & Poor's 500 Composite Stock Price Index.

Additionally, the first paragraph under "Principal Risks" on page 32 is hereby deleted.

           INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                             FOR FUTURE REFERENCE.

PXP 1196PM (01/00)